Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: Monday, March 4, 2024
American Airlines places orders for Airbus, Boeing and Embraer aircraft
•American orders 85 Airbus A321neo, 85 Boeing 737 MAX 10 and 90 Embraer E175 aircraft.
•Orders enable American to upgauge aircraft on domestic and short-haul international routes and offer more premium seats than any other U.S. airline.
•American expects to remain within its previously announced guidance for capacity and capital expenditures inclusive of the aircraft orders.
•With growing customer demand for a premium travel experience, American will retrofit its A319 and A320 fleets beginning in 2025, increasing the number of domestic first class seats on each aircraft.
•Narrowbody orders complement existing orders of Boeing 787-9 and Airbus A321XLR long-haul aircraft.
FORT WORTH, Texas –– American Airlines today announced orders for 260 new aircraft, including 85 Airbus A321neo, 85 Boeing 737 MAX 10 and 90 Embraer E175 aircraft. The orders also include options and purchase rights for an additional 193 aircraft. As part of the Boeing order, American has upgauged 30 existing 737 MAX 8 orders to 737 MAX 10 aircraft.
The orders are part of American’s continued investment to expand premium seats across its narrowbody and regional fleets and support the long-term strength of the airline’s domestic and short-haul international network.
“Over the past decade, we have invested heavily to modernize and simplify our fleet, which is the largest and youngest among U.S. network carriers,” said American’s CEO Robert Isom. “These orders will continue to fuel our fleet with newer, more efficient aircraft so we can continue to deliver the best network and record-setting operational reliability for our customers.”
Since 2014, American has taken delivery of more than 600 mainline and regional aircraft. With this announcement, American has 440 aircraft on order, extending its aircraft order book into the next decade so the airline can continue to meet the growing demand for air travel.
“We are very pleased to continue our longstanding partnerships with Airbus, Boeing and Embraer with these orders,” said American’s Chief Financial Officer Devon May. “As we look into the next decade, American will have a steady stream of new aircraft alongside a balanced level of capital investment, which will allow us to expand our network and deliver for our shareholders.”

Measured narrowbody fleet growth
The aircraft orders support American’s measured growth into the next decade and smooth the delivery schedule in the coming years. Accounting for these orders, American expects to remain within its previously announced guidance for capacity and capital expenditures.
For the past decade, the A321 and A321neo aircraft have flown American’s customers across the U.S. and to short-haul international destinations. American continues to be the largest single-carrier operator in the world of A320 family aircraft.
“The continued investment in the A321neo is a testament to the unprecedented value of the world’s most versatile and capable single-aisle aircraft,” said Benoît de Saint-Exupéry, EVP Sales, Commercial Aircraft, Airbus. “For nearly two decades, American Airlines has used its A320 family of aircraft, some of which have been produced in the U.S. in Mobile, Alabama, to grow its domestic and short-haul international network and provide an exceptional experience for its passengers and crews.”
American is planning for the future with the new order of 737 MAX 10s and looks forward to certification of the aircraft. The airline currently operates the 737 MAX 8 and the addition of the 737 MAX 10 will allow American to continue to upgauge its fleet and provide more flexibility across its network.
“We deeply appreciate American Airlines’ trust in Boeing and its confidence in the 737 MAX family. American’s selection of the 737-10 will provide even greater efficiency, commonality and flexibility for its global network and operations,” said Stan Deal, president and CEO of Boeing Commercial Airplanes. “Our team here at Boeing is committed to delivering on this new order and supporting American’s strategic growth with one of the industry’s largest and most modern fleets.”
Upgauged regional fleet
American is focused on bringing larger, dual-class regional aircraft into its fleet, which will continue to drive connectivity from smaller markets to the rest of the airline’s global network. The airline expects to retire all of its 50-seat single-class regional jets by the end of the decade and will continue to serve small and medium-size markets with larger regional jets.
Dual-class regional jets with premium seating, high-speed satellite Wi-Fi and in-seat power are expected to make up American’s entire regional fleet upon completion of the Embraer E175 deliveries. The new E175 aircraft will be operated by American’s wholly owned regional carriers.
“The E175 is truly the backbone of the U.S. aviation network, connecting all corners of the country,” said Arjan Meijer, CEO of Embraer Commercial Aviation. “One of the world’s most successful aircraft programs, the E175 was upgraded with a series of modifications that improved fuel burn by 6.5%. This modern, comfortable, reliable and efficient aircraft continues to deliver the connectivity the U.S. depends on day after day. This represents American’s largest-ever single order of E175s, and we thank American for its continued trust in our products and people.”
Enhancements to existing aircraft
To serve customers’ growing demand for a premium travel experience, American will be retrofitting its A319 and A320 aircraft beginning in 2025. The retrofit will refresh the interior with power at every seat, larger overhead bins and new seats with updated trim and finish.

American’s A319 fleet will be outfitted with more premium seats for a total of 12 domestic first class seats. The A320 fleet retrofits will increase the aircraft’s domestic first class seat count to 16.
With the planned refresh of existing aircraft and the expected deliveries of new aircraft, premium seating in American’s fleet is expected to grow by more than 20% by 2026.

About American Airlines Group
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